Exhibit 21.1

LIST OF THE SUBSIDIARIES OF CAMPUS CREST COMMUNITIES, INC.

Name	State and Form of Organization
1. Campus Crest Communities GP, LLC	Delaware — Limited Liability Company
2. Campus Crest Communities LP, LLC	Delaware — Limited Liability Company
3. Campus Crest Communities Operating Partnership, LP	Delaware — Limited Partnership
4. Campus Crest Group, LLC	North Carolina — Limited Liability Company
5. Campus Crest at Asheville, LLC	Delaware — Limited Liability Company
6. Campus Crest at Carrollton, LLC	Delaware — Limited Liability Company
7. Campus Crest at Las Cruces, LLC	Delaware — Limited Liability Company
8. Campus Crest at Milledgeville, LLC	Delaware — Limited Liability Company
9. Campus Crest at Abilene, LP	Delaware — Limited Partnership
10. Campus Crest at Ellensburg, LLC	Delaware — Limited Liability Company
11. Campus Crest at Greeley, LLC	Delaware — Limited Liability Company
12. Campus Crest at Mobile, LLC	Delaware — Limited Liability Company
13. Campus Crest at Mobile Phase II, LLC	Delaware — Limited Liability Company
14. Campus Crest at Nacogdoches, LP	Delaware — Limited Partnership
15. Campus Crest at Cheney, LLC	Delaware — Limited Liability Company
16. Campus Crest at Lubbock, LP	Delaware — Limited Partnership
17. Campus Crest at Stephenville, LP	Delaware — Limited Partnership
18. Campus Crest at Troy, LLC	Delaware — Limited Liability Company
19. Campus Crest at Waco, LP	Delaware — Limited Partnership
20. Campus Crest at Murfreesboro, LLC	Delaware — Limited Liability Company
21. Campus Crest at San Marcos, LP	Delaware — Limited Partnership
22. Campus Crest GP, LLC	Delaware — Limited Liability Company
23. The Grove Student Properties, LLC	North Carolina — Limited Liability Company
24. Campus Crest Construction, LLC	North Carolina — Limited Liability Company
25. Campus Crest Development, LLC	North Carolina — Limited Liability Company
26. Campus Crest Lease, LLC	Delaware — Limited Liability Company
27. Campus Crest at San Marcos GP, LLC	Delaware — Limited Liability Company
28. Campus Crest Properties, LLC	North Carolina — Limited Liability Company
29. Campus Crest Ventures III, LLC	Delaware — Limited Liability Company
30. HSRE-Campus Crest I, LLC	Delaware — Limited Liability Company
31. Campus Crest Springing Member, LLC	Delaware — Limited Liability Company
32. Campus Crest Milledgeville Manager, LLC	Delaware — Limited Liability Company
33. Campus Crest at Lawrence, LLC	Delaware — Limited Liability Company
34. Campus Crest at Moscow, LLC	Delaware — Limited Liability Company
35. Campus Crest at Statesboro, LLC	Delaware — Limited Liability Company
36. Campus Crest at Conway, LLC	Delaware — Limited Liability Company
37. Campus Crest at San Angelo, LP	Delaware — Limited Partnership
38. HSRE-Campus Crest GP I, LLC	Delaware — Limited Liability Company
39. The Grove Student Properties, Inc.	Delaware — Corporation
40. Campus Crest Construction, Inc.	Delaware — Corporation
41. Campus Crest Development, Inc.	Delaware — Corporation
42. Campus Crest Asheville Manager, LLC	Delaware — Limited Liability Company
43. Campus Crest Carrollton Manager, LLC	Delaware — Limited Liability Company
44. Campus Crest Las Cruces Manager, LLC	Delaware — Limited Liability Company
45. Campus Crest at Orono, LLC	Delaware — Limited Liability Company
46. Campus Crest at Denton, LP	Delaware — Limited Partnership
47. Campus Crest at Clarksville, LLC	Delaware — Limited Liability Company
48. Campus Crest at Fort Collins, LLC	Delaware — Limited Liability Company
49. Campus Crest at Fort Wayne, LLC	Delaware — Limited Liability Company

Name	State and Form of Organization
50. Campus Crest at Valdosta, LLC	Delaware — Limited Liability Company
51. Campus Crest at Ames, LLC	Delaware — Limited Liability Company
52. Campus Crest Springing Member II, LLC	Delaware — Limited Liability Company
53. Campus Crest GP II, LLC	Delaware — Limited Liability Company
54. Campus Crest Springing Partner, LLC	Delaware — Limited Liability Company
55. Campus Crest Troy Lessor, LLC	Delaware — Limited Liability Company
56. Campus Crest Cheney Lessor, LLC	Delaware — Limited Liability Company
57. Campus Crest Murfreesboro Lessor, LLC	Delaware — Limited Liability Company
58. Campus Crest Waco Lessor, LLC	Delaware — Limited Liability Company
59. Campus Crest Stephenville Lessor, LLC	Delaware — Limited Liability Company
60. Campus Crest TRS Holdings, Inc.	Delaware — Corporation
61. Campus Crest IV, LLC	Delaware — Limited Liability Company
62. Campus Crest at Denton GP, LLC	Delaware — Limited Liability Company
63. Campus Crest at Columbia, LLC	Delaware — Limited Liability Company
64. Campus Crest at San Angelo II, LP	Delaware — Limited Partnership
65. Campus Crest at San Angelo II GP, LLC	Delaware — Limited Liability Company
66. Campus Crest at Auburn, LLC	Delaware — Limited Liability Company
67. Campus Crest at Flagstaff, LLC	Delaware — Limited Liability Company
68. Campus Crest at Flagstaff II, LLC	Delaware — Limited Liability Company
69. Campus Crest at Huntsville I, LP	Delaware — Limited Partnership
70. Campus Crest at Huntsville II, LP	Delaware — Limited Partnership
71. Campus Crest Springing Member III, LLC	Delaware — Limited Liability Company
72. CCP NEWCO, LLC	Delaware — Limited Liability Company
73. Campus Crest at Huntsville I GP, LLC	Delaware — Limited Liability Company
74. Campus Crest at Huntsville II GP, LLC	Delaware — Limited Liability Company
75. HSRE-Campus Crest V, LLC	Delaware — Limited Liability Company
76. Campus Crest at Fayetteville, LLC	Delaware — Limited Liability Company
77. Campus Crest at Laramie, LLC	Delaware — Limited Liability Company
78. Campus Crest Aviation, LLC	North Carolina — Limited Liability Company
79. HSRE-Campus Crest VI, LLC	Delaware — Limited Liability Company
80. HSRE-Campus Crest IX, LLC	Delaware — Limited Liability Company
81. Campus Crest at Indiana, LLC	Delaware — Limited Liability Company
82. Campus Crest at State College, LLC	Delaware — Limited Liability Company
83. Campus Crest at Norman, LLC	Delaware — Limited Liability Company
84. Chestnut Venture, LLC	Delaware — Limited Liability Company
85. Campus Crest at Ames II, LLC	Delaware — Limited Liability Company
86. Campus Crest at California, LLC	Delaware — Limited Liability Company
87. Campus Crest at Grand Forks, LLC	Delaware — Limited Liability Company
88. Campus Crest at Muncie, LLC	Delaware — Limited Liability Company
89. Campus Crest at Philadelphia, LLC	Delaware — Limited Liability Company
90. Campus Crest at Pullman, LLC	Delaware — Limited Liability Company
91. Campus Crest at Pullman II, LLC	Delaware — Limited Liability Company
92. Campus Crest at Slippery Rock, LLC	Delaware — Limited Liability Company
93. Campus Crest at State College II, LLC	Delaware — Limited Liability Company
94. Campus Crest at Statesboro II, LLC	Delaware — Limited Liability Company
95. CC PA Holdco, LLC	Delaware — Limited Liability Company
96. CC Philadelphia GP, LLC	Delaware — Limited Liability Company
97. CC Philadelphia LP, LLC	Delaware — Limited Liability Company
98. Campus Crest at Nacogdoches II, LP	Delaware — Limited Partnership
99. Campus Crest at San Marcos II, LP	Delaware — Limited Partnership
100. Campus Crest Student Properties Canada ULC	Canada – Corporation
101. CB Campus Crest Services, LLC	Delaware — Limited Liability Company
102. Campus Crest SB Services, LLC	Delaware — Limited Liability Company
103. 7A Travel, LLC	Delaware — Limited Liability Company
104. Campus Crest at Auburn II, LLC	Delaware — Limited Liability Company

Name	State and Form of Organization
105. Campus Crest at Clarksville Wall, LLC	Delaware — Limited Liability Company
106. Campus Crest at Grand Forks II, LLC	Delaware — Limited Liability Company
107. Campus Crest at Mt. Pleasant, LLC	Delaware — Limited Liability Company
108. Campus Crest at Mt. Pleasant II, LLC	Delaware — Limited Liability Company
109. Campus Crest at Toledo I, LLC	Delaware — Limited Liability Company
110. Campus Crest at Toledo II, LLC	Delaware — Limited Liability Company
111. Campus Crest at Toledo III, LLC	Delaware — Limited Liability Company
112. CB at Ames, LLC	Delaware — Limited Liability Company
113. CB-Campus Crest, LLC	Delaware — Limited Liability Company
114. CB-Campus Crest PA, LLC	Delaware — Limited Liability Company
115. CBTC Collateral, LLC	Delaware — Limited Liability Company
116. CBTC PA Collateral, LLC	Delaware — Limited Liability Company
117. CB Student Properties, LLC	Delaware — Limited Liability Company
118. Copper Beech GP, LLC	Delaware — Limited Liability Company
119. Devcon, LLC	Delaware — Limited Liability Company
120. Campus Crest Canada, LLC	Delaware — Limited Liability Company
121. Campus Crest at Montreal I, LLC	Delaware — Limited Liability Company
122. Copper Beech Townhome Communities (PA), LLC	Delaware — Limited Liability Company
123. Copper Beech Townhome Communities, LLC	Delaware — Limited Liability Company
124. Copper Beech Townhomes, LLC	Pennsylvania—Limited Liability Company
125. Copper Beech Townhomes II, LLC	Pennsylvania—Limited Liability Company
126. Copper Beech Townhome Communities Three, LLC	Pennsylvania—Limited Liability Company
127. Copper Beech Townhome Communities Four, LLC	Pennsylvania—Limited Liability Company
128. Copper Beech Townhome Communities Six, LLC	Delaware—Limited Liability Company
129. Copper Beech Townhome Communities Nineteen, LLC	Pennsylvania—Limited Liability Company
130. Copper Beech Townhome Communities Nine, LLC	Pennsylvania—Limited Liability Company
131. Copper Beech Townhome Communities One, LP	Pennsylvania—Limited Partnership
132. CBTC One LP Management, LLC	Delaware—Limited Liability Company
133. Copper Beech Townhome Communities Seven, LLC	Delaware—Limited Liability Company
134. Copper Beech Townhome Communities Eleven, LLC	Delaware—Limited Liability Company
135. Copper Beech Townhome Communities Twelve, LLC	Delaware—Limited Liability Company
136. Copper Beech Townhome Communities Thirteen, LLC	Delaware—Limited Liability Company
137. Copper Beech Townhome Communities Fourteen, LLC	Pennsylvania—Limited Liability Company
138. Copper Beech Townhome Communities Fifteen, LLC	Delaware—Limited Liability Company
139. Copper Beech Townhome Communities Sixteen, LLC	Delaware—Limited Liability Company
140. Copper Beech Townhome Communities Seventeen, LLC	Delaware—Limited Liability Company
141. Copper Beech Townhome Communities Twenty, LLC	Delaware—Limited Liability Company
142. Copper Beech Townhome Communities Twenty One, LLC	Delaware—Limited Liability Company
143. Copper Beech Townhome Communities Twenty Two, LLC	Delaware—Limited Liability Company
144. Copper Beech Townhome Communities Twenty Four, LLC	Delaware—Limited Liability Company
145. Copper Beech Townhome Communities Twenty Five, LLC	Delaware—Limited Liability Company
146. Copper Beech Townhome Communities Thirty One, LLC	Pennsylvania—Limited Liability Company
147. Copper Beech Townhome Communities Thirty Two, LLC	Delaware—Limited Liability Company
148. Copper Beech Townhome Communities Thirty Three, LLC	Pennsylvania—Limited Liability Company
149. Copper Beech Townhome Communities Thirty Five, LLC	Pennsylvania—Limited Liability Company
150. Copper Beech Townhome Communities Thirty Six, LLC	Pennsylvania—Limited Liability Company
151. Copper Beech Townhome Communities Thirty Eight, LLC	Pennsylvania—Limited Liability Company
152. CB Commercial Allendale, LLC	Pennsylvania—Limited Liability Company
153. Mcwhirter Liberty Square, L.L.C.	Delaware—Limited Liability Company
154. Copper Beech Townhome Communities Eight, LLC	Delaware—Limited Liability Company